                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 7, 2000


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



     Delaware                    0-23108                         51-0020270
     --------                    -------                         ----------
    (State of                  (Commission                     (IRS Employer
  Organization)                File Number)                  Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                               19720
------------------------------------------                         -----
(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable

Item 5.  Other Events

            Series 2000-9. On December 7, 2000, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $500,000,000 aggregate principal amount of Series 2000-9 ____% Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 2000-9 ____% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I. The series term sheet is attached hereto as Exhibit 99.

Item 7. Exhibits

Exhibit No. Description

Exhibit 99 Series Term Sheet dated December 7, 2000, with respect to the proposed issuance of the ____% Class A Credit Card Pass-Through Certificates and the ____% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2000-9.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Discover Card Master Trust I
                                         (Registrant)


                                      By:   Discover Bank
                                            (Originator of the Trust)



Date:  December 7, 2000                     By:  /s/ Michael F. Rickert
                                                ------------------------------
                                                Michael F. Rickert
                                                Vice President, Chief Accounting
                                                Officer and Treasurer

                                INDEX TO EXHIBITS

Exhibit        Description                                                  Page
-------        -----------                                                  ----

Exhibit 99     Series Term Sheet dated December 7, 2000, with respect         5
               to the proposed issuance of the ___% Class A Credit Card Pass-Through Certificates and the ___% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2000-9.